RIGHTSTART.COM INC. (Predecessor)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1:  Description of Business and Significant Accounting Policies

Predecessor Operations

      Rightstart.com Inc. (the "Company") is an online specialty retailer focused on high-quality developmental and educational products for children. The Company was formed in April 1999, for the purpose of engaging in electronic commerce over the Internet ("Online store"). As part of the Company's initial capitalization, The Right Start, Inc. ("The Right Start"), the Company's former majority shareholder, contributed certain assets related to its catalog operation to the Company; thus, the Company also serves customers and generates sales through its catalog operations.

      The Company contracted with The Right Start, under a management services agreement, to provide inventory at cost plus five percent and provide certain Basic Services at cost plus five percent. Basic Services consist of various services, including, among others, services for personnel/human resources, benefits administration, payroll processing, insurance, tax, cash management, financial, legal, order fulfillment and collection, accounting, telecommunications, catalog production assistance and credit card processing.

      In July 2001, RightStart.com was notified by its senior lenders that they intended to foreclose and sell the underlying collateral. Certain of the senior lenders were stockholders, or affiliates of stockholders, of RightStart.com Inc. This foreclosure took place on August 3, 2001.

Targoff-RS, LLC.

      On August 3, 2001 100% of the assets were sold to Targoff-RS, LLC, an entity newly-formed to purchase such assets. Targoff-RS, LLC entered into a management services agreement with the Right Start, Inc. under substantially the same terms as the RightStart.com services agreement with the Right Start, Inc.

      In September 2001, as a condition to an investment received by Right Start, Inc. at the time of its acquisition of Zany Brainy, Right Start, Inc. acquired 100% Targoff-RS, LLC in exchange for 1,800 shares of its Series F preferred convertible stock, with an assigned value of $3,996,000 based on the underlying market price of the common stock.

Accounting Policies

      There have been no changes in the Company's or Targoff-RS, LLC's significant accounting policies as set forth in the Company's financial statements for the year ended February 3, 2001. These unaudited financial statements as of August 4, 2001 and for the thirteen and twenty-six weeks then ended have been prepared in accordance with generally accepted accounting principles for interim financial information and the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. Certain reclassifications have been made to conform prior year amounts to the current year presentation.

      Operating results for the thirteen and twenty-six week periods and the statement of cash flows for the twenty-six weeks ended August 4, 2001 reflect results of operations of the predecessor Company. Operational results for Targoff-RS, LLC for the one day of August 4, 2001 are deemed immaterial for presentation. The results presented are not indicative of the results that may be expected for the year ending February 2, 2002 ("Fiscal 2001") because the acquisition by Targoff-RS, LLC and the subsequent acquisition by The Right Start, Inc. of both Targoff-RS, LLC and Zany Brainy will be included in the Fiscal 2001 results and because there may be changes in operating results in the business conducted by The Right Start, Inc. from period to period.


NOTE 2:  Per Share Data

      Basic per share data is computed by dividing the Company's loss available to common shareholders by the weighted average number of the Company's common shares outstanding. Diluted per share data is computed by dividing the Company's loss available to common shareholders plus income associated with dilutive securities by the weighted average number of shares outstanding plus any potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock in each period.

      Certain securities of the Company were not included in the computation of diluted per share loss because to do so would have been antidilutive for the periods presented. Such securities include:

                      --------------------------------
                       Common Stock Equivalents at:
                      --------------------------------
Securities            August 4, 2001  July 29, 2000
----------            --------------  -------------
Options                 1,751,700      1,751,700
Convertible bridge
note                    6,640,000      6,640,000
Warrants                9,560,973         60,753
                      -----------    -----------
Totals                 17,952,673      8,852,453


NOTE 3:  Supplemental Disclosure of Cash Flow Information

      There was no interest paid or cash paid for income taxes for the twenty-six weeks ended August 4, 2001 and July 29, 2000.


NOTE 4:  New Accounting Pronouncements

      In June 1998, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards ("SFAS") 133, "Accounting for Derivative Instruments and Hedging Activities," effective beginning in the first quarter of 2000. SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires companies to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. SFAS 133 was amended by SFAS 137 which defers the effective date of the SFAS 133 to all fiscal quarters of fiscal years beginning after June 15, 2000. SFAS 133 became effective for our first fiscal quarter in the year 2001 and did not have a material effect on the Company's financial position.

      In April 2001, the Emerging Issues Task Force (the "EITF") of the FASB reached a consensus on issue No. 00-14, "Accounting for Certain Sales Incentives," which requires the cost of certain sales incentives, such as coupons, to be classified as a reduction of revenue. The Company's policy with respect to coupons complies with EITF No. 00-14 and, therefore, it does not anticipate any impact on its financial statements.

      In June 2001, the FASB issued two new pronouncements: SFAS 141, "Business Combinations" and SFAS 142, "Goodwill and Other Intangible Assets." SFAS 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001 and that the use of the pooling-of-interests method is no longer permitted. SFAS 142 requires that upon adoption, amortization of goodwill will cease and instead the carrying value of goodwill will be evaluated for impairment at least annually using a fair value test. Other identifiable intangible assets will continue to be amortized over their useful lives and reviewed at least annually for impairment using a method appropriate to the nature of the intangible asset. The Company was required to implement SFAS 141 on July 1, 2001 and SFAS 142 at the beginning of its next fiscal year, February 3, 2002. Management's preliminary estimate of the fair market values of the assets acquired and liabilities assumed as of the date of acquisition are:

      Current assets     $ 74,000
      Website cost        820,000
      Secured     notes (2,600,000)
      payable
                        ----------
                        ----------
      Goodwill      and $1,606,000
      intangibles
                        ==========


An independent valuation of the intangibles was not obtained as 100% of Targoff-RS, LLC was sold in September, 2001 as discussed in Note 1.

NOTE 5:  Segment Information

      The Company operated in one segment, which was the direct to customer segment. The Company had no organization structure dictated by product lines, geography or customer type.


NOTE 6: Operating Results and Risks

      Historically, the Company has incurred losses and, under the ownership of The Right Start, Inc., may continue to incur losses for the remainder of Fiscal 2001. The Right Start, Inc. believes that its current cash on hand at August 4, 2001, cash flow from operations, its working capital facility and the credit facility entered into by Zany Brainy, will allow it to maintain its operations, fund working capital and capital expenditures for the current fiscal year.


NOTE 7:  Related Party Transactions

      In April 2000 10% Bridge Notes each totaling $1,000,000 were sold to both Richard Kayne and Fred Kayne. Richard Kayne is the Chief Executive Officer of Kayne Anderson Capital Partners, LLP ("KACP") which is an affiliate of The Right Start. The Right Start owns 49.4% of the Company's common stock. Fred Kayne is an affiliate of The Right Start, is a member of the Company's Board of Directors, a brother of Richard Kayne and a member of the Board of Directors of The Right Start. In June 2000 10% Convertible Bridge Notes of $800,000 were sold to various investment partnerships managed by KACP, $200,000 to Fred Kayne and $486,000 to Sierra Ventures LLP. Sierra Ventures LLP holds approximately 24% of the Company's outstanding common stock and appointed a representative to one seat on the Company's Board of Directors.

      In July 1999, in connection with the formation of the Company, the Company entered into a management services agreement with The Right Start. This agreement provided that The Right Start would supply the Company with inventory during Fiscal 2000, at cost plus two percent (amended to cost plus five percent effective February 4, 2001) and provide certain basic services at cost plus five percent. Basic Services consists of various services including among others, services for personnel/human resources, benefits administration, payroll processing, insurance, tax, cash management, financial, legal, order fulfillment and collection, accounting, telecommunications, catalog production assistance and credit card processing. Inventory designated for the Company is stored separately from that of The Right Start and is billed to the Company on a weekly basis only as the merchandise is sold and shipped to its customers. The management services agreement may be terminated in full or on a service-by-service basis by the Company on 30 days written notice and by The Right Start, with respect to inventory supply services, upon 90 days written notice and by either party upon the occurrence of uncured breaches and certain bankruptcy events. The costs for the services rendered under this agreement, $281,000 and $592,000 for the thirteen and twenty-six weeks ended August 4, 2001, respectively, and $99,000 and $223,000 for the thirteen and twenty-six weeks ended July,29 2000 is included in general and administrative expenses in the accompanying statements of operation.

      The Company entered into an intellectual property agreement with The Right Start, dated as of July 9, 1999, pursuant to which The Right Start (i) assigned the Website IP (as defined below) and User Information (as defined below), (ii) granted a worldwide, non-exclusive, (except with respect to online usage) non-transferable, fully-paid up and royalty-free license to use the Right Start IP (as defined below) solely in connection with the Company's online and catalog retail sales of products for parents, childcare providers, infants and children and (iii) granted a perpetual, worldwide, exclusive, fully-paid up and royalty-free, unrestricted sublicense and right to use the source code and object code and certain other intellectual property owned by Guidance Solutions, which the Company engaged to develop the website located at www.rightstart.com. Pursuant to the intellectual property agreement, the Company granted to The Right Start a worldwide, non-exclusive, fully-paid up and royalty-free license to use the Website IP and User Information solely in connection with its retail sales of parents', childcare, infants' and children's products (other than through online or catalog sales). "Website IP" is defined as all files, text, graphics, graphics files in any file format, images, artwork, audio files, audiovisual materials and e-commerce and database applications provided by third parties or The Right Start or created by or for the Company in connection with its website and certain copyright registrations, all domain names, all trademarks, all service marks, all trade dress, all logos, all brands and designs, all trade names, all Internet domain names, all metatags and hyperlinks used in connection with the Company's website and the online and catalog retailing of parents', childcare, infants' and children's products. "Right Start IP" is defined as all lists of customers and prospective customers used in connection with The Right Start's retail sales of infants' and children's products other than through online or catalog sales. "User Information" is defined as all information with respect to the use and users of the Company's website, including all catalog customer lists of The Right Start or the Company that existed on July 9, 1999.

      The intellectual property agreement is perpetual unless terminated. The intellectual property agreement may be terminated by The Right Start (a) upon the occurrence of mergers, reorganizations, consolidations or other business combinations (other than with an affiliate or financial advisor) as a result of which the Company's stockholders immediately prior to such transaction hold less than 50% of the Company's voting power and in which the acquirer is a direct competitor to The Right Start and (b) upon the occurrence of a material breach by the Company that is not cured within 30 business days of receipt of written notice from The Right Start. The Company may terminate the intellectual property agreement upon the occurrence of a material breach by The Right Start that is not cured within 30 days of receipt of written notice from the Company. After termination, the Company is automatically granted a license with respect to (i) customer information and (ii) the Right Start IP, in each case used by the Company at the time of termination. The Right Start is similarly granted an automatic license with respect to User Information used by The Right Start at the time of termination. These post-termination licenses are terminable if, in the opinion of an independent recognized arbitrator, the licensee has engaged in activity that would substantially harm the image of the owner of the licensed intellectual property, substantially diminish the value of such party's intellectual property rights or the "Right Start" name.

      As of April 12, 2001, the Company entered into Baby Registry Joint Development and Use Agreement with The Right Start pursuant to which the Company and The Right Start intend to jointly develop a baby registry that can be accessed by the Company's customers and The Right Start's customers. Upon termination of the agreement each party would be entitled to retain all code used in the jointly developed registry, as well as any database information collected to the date of such termination and to operate a separate registry.

      The Company had entered into indemnification agreements with certain of its directors and executive officers which may, among other things, require it to indemnify such persons against liabilities that may arise by reason of such persons' status as directors or executive officers for the Company, other than liabilities arising from willful misconduct of a culpable nature, and to advance such persons' expenses incurred as a result of any proceeding against them as to which they could be indemnified.

      Prior to the foreclosure on RightStart.com, the Company and RightStart.com were parties to a management services agreement. This agreement provided that the Company will supply inventory at cost plus five percent and provide certain Basic Services at cost plus five percent. Basic Services consist of various services, including, among others, services for personnel/human resources, benefits administration, payroll processing, insurance, tax, cash management, financial, legal, order fulfillment and collection, accounting, telecommunications, catalog production assistance and credit card processing. The sale of inventory to RightStart.com and the related cost of those sales are shown on the statements of operations. The income for Basic Services rendered under this agreement for the first half of Fiscal 2001 amounted to $592,000 and for the first half of Fiscal 2000 amounted to $223,000 and is included in general and administrative expense in the accompanying statements of operations. After the foreclosure, the Company provided management services to Targoff-RS, LLC on terms similar to those previously provided to RightStart.com. On September 5, 2001, The Right Start, Inc. acquired Targoff-RS, LLC in exchange for preferred convertible stock.